Exhibit 99.1 Investor Presentation February 2019

KIMBALL ELECTRONICS (Nasdaq: KE) // Safe Harbor Statement Certain statements contained within this presentation may be considered forward-looking under the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties including, but not limited to, successful integration of acquisitions and new operations, global economic conditions, geopolitical environment, significant reductions in volumes and order patterns from key contract customers, loss of key customers or suppliers, financial stability of key customers and suppliers, availability or cost of raw materials, impact related to tariffs and other trade barriers, and increased competitive pricing pressures reflecting excess industry capacities. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of Kimball Electronics, Inc. (the “Company”) are contained in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018 and other filings with the Securities and Exchange Commission (the “SEC”). This presentation contains non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with Generally Accepted Accounting Principles (GAAP) in the United States in the statement of income, statement of comprehensive income, balance sheet, statement of cash flows, or statement of equity of the company. The non-GAAP financial measures contained herein include Adjusted Operating Income/Margin, Adjusted Net Income/Margin, Adjusted EBITDA/Margin, Tangible Book Value, Tangible Book Value per Share, Adjusted Earnings Per Share, and Return on Invested Capital (ROIC), which have been adjusted for spin-off expenses, proceeds from a lawsuit settlement, a bargain purchase gain, and adjustments to provision for income taxes related to the U.S. Tax Cuts and Jobs Act (“Tax Reform”) enacted in December 2017. Management believes it is useful for investors to understand how its core operations performed without the effects of incremental costs related to the spin-off, lawsuit proceeds, the bargain purchase gain, and adjustments to provision for income taxes related to Tax Reform. Excluding these amounts allows investors to meaningfully trend, analyze, and benchmark the performance of the Company’s core operations. Many of the Company’s internal performance measures that management uses to make certain operating decisions use these and other non-GAAP measures to enable meaningful trending of core operating metrics.

KIMBALL ELECTRONICS (Nasdaq: KE) // Who We Are Global contract manufacturer Headquarters: of electronic components used in… Jasper, Indiana Automotive, Industrial, Medical & Public Safety Industries Established in 1961 Focused on non-commodity products and components that require … Nasdaq: KE complexity, quality, reliability, and durability Market Cap*: $419 M TTM Revenue: $1.1 B 6,000+ employees in 9 countries** FYE: June 30 *As of February 15, 2019 KIMBALL ELECTRONICS ** Including acquisition of GES, closed October 1, 2018 3

KIMBALL ELECTRONICS (Nasdaq: KE) // Why Invest? Expect high single-digit revenue • Utilization rates increase growth Opportunities Above Average to Expand • New customer programs • Focus on secular growth trends mature Revenue • Positive outsourcing trends Profitability Growth • Contribution from new • Market share gains and Returns strategic investments Significant barriers to entry • 10 year+ relationships with • Focus in areas that require Sustainable 77% (as a % of revenue) of complexity, regulatory approval, Predictable & customers* Competitive and durable electronics Recurring • 3 to 10 year typical program Advantage • Sustainable long-term customer Revenue life relationships Track record of disciplined capital allocation decisions Strong • Investment focus on ROIC Balance • Repurchased >10% of outstanding shares Sheet • $36 million in cash… $137 million in total liquidity** • $150 million Credit Facility, with option to increase to $225 million * Six Months Ended December 31, 2018 KIMBALL ELECTRONICS 4 ** As of December 31, 2018

KIMBALL ELECTRONICS (Nasdaq: KE) // What We Do PUBLIC SAFETY 6%* INDUSTRIAL 20%* • Thermal Imaging • Climate Controls • Fire Detection • Automation Controls • Defense • LED Lighting • Security • Operator Interface $1.1B OTHER 1%* FY 2018 NET SALES AUTOMOTIVE 44%* MEDICAL 29%* • Electronic Power Steering • Sleep Therapy and Respiratory Care • Anti-Lock Brakes • Patient Care and Monitoring • Occupant Safety • In Vitro Diagnostics • Telematics • Drug Delivery Contract Manufacturer of non-commodity products and components that require complexity, quality, reliability, and durability KIMBALL ELECTRONICS *As a % of FY2018 total revenue; Unaudited 5

KIMBALL ELECTRONICS (Nasdaq: KE) // Our Value Proposition/Competitive Moat Global consistency - Single instance of SAP supports manufacturing operations globally. Standard lean six sigma practices shared across all facilities. Deep domain expertise - Experienced body of knowledge required for high quality, high reliability, highly complex, and durable electronics. Regulatory compliance & industry certifications - FDA, ISO, UL, CSA, RoHS, WEEE, HALT, HASS, IPC, J-STD Global Footprint – Support global OEMs in all areas of the world. More easily allows programs to be single sourced. 58 year history – Track record for quality and cost innovation. KIMBALL ELECTRONICS 6

KIMBALL ELECTRONICS (Nasdaq: KE) // Global Footprint Poznan, Poland Indianapolis, IN San Jose, CA Chiba, Japan Timisoara, Romania Nanjing, China Jasper, IN Tampa, FL Suzhou, China Reynosa, Mexico Trivandrum, India Ho Chi Minh City, Vietnam Laem Chabang, Thailand 1.3 million square feet of owned manufacturing space KIMBALL ELECTRONICS 7

KIMBALL ELECTRONICS (Nasdaq: KE) // Sustainable Long-Term Customer Relationships 14% More than 10 Years 30 Customers Typical Program Length 9% 5-10 Years Automotive: 5-7 years 16 Customers Medical: 10 years Industrial: 3-5 years 77% Less than 5 Years 29 Customers % of Net Sales FYTD’19 Programs are mostly single sourced Recurring revenue Long-term predictable revenue enables multi-year planning Enables projects focused on multi-year ROIC KIMBALL ELECTRONICS 8

KIMBALL ELECTRONICS (Nasdaq: KE) // Sizable Addressable Market Total Market Size $471 Billion Industrial Market CAGR CAGR Medical $31 Verticals 2012-2017 2017-2022 Billion Automotive 5.9% 8.3% $19 Medical 5.1% 6.2% Billion Industrial 2.5% 5.9% Total Market 2.7% 7.5% Automotive $14 Billion Focused on Fast Growing Market Verticals Source: THE WORLDWIDE ELECTRONICS MANUFACTURING SERVICES MARKET – 2018 EDITION New Venture Research Corp. KIMBALL ELECTRONICS 9

KIMBALL ELECTRONICS (Nasdaq: KE) // Rapid Change for Traditional Manufacturing • Outsourcing is accelerating… – Faster time to market – Allocating resources to points of differentiation – Eco-system is becoming exponentially more complicated – Global worker shortage – Near sourcing •Disruption is coming… – Automation – 3D Printing – Artificial Intelligence – Augmented Reality Creates Multiple Opportunities for Kimball Electronics KIMBALL ELECTRONICS 10

KIMBALL ELECTRONICS (Nasdaq: KE) // Megatrends Opportunities Increasing electronic content per vehicle • Advanced Driver Assistance Systems (“ADAS”) • Infotainment Systems • Passenger Safety Systems • Mobility/Vehicle Management • Electric Vehicles • Redundant Systems for Self Driving Cars Global Automotive electronics assembly value to grow 8.3% through 2022 Sources: Clemson University; THE WORLDWIDE ELECTRONICS MANUFACTURING KIMBALL ELECTRONICS SERVICES MARKET – 2018 EDITION New Venture Research Corp. 11

KIMBALL ELECTRONICS (Nasdaq: KE) // Megatrends Opportunities Healthcare Growth Internet Connected Devices • Aging Population • Internet of Things • Increasing Access to Care • Smart Metering • Remote Patient Monitoring • Energy Efficient Lighting • Decreasing Device Size • Connected Drug Delivery Global Medical electronics assembly value to grow 6.2% through 2022 Global Industrial electronics assembly value to grow 5.9% through 2022 KIMBALL ELECTRONICS * THE WORLDWIDE ELECTRONICS MANUFACTURING SERVICES MARKET – 2018 EDITION New Venture Research Corp. 12

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value Target end markets with strong secular growth Make investments that enable greater strategic customer engagement and enhance return profile Leveraging existing assets & continuously improving efficiencies KIMBALL ELECTRONICS 13

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value (Unaudited) End Markets with Secular Growth - Automotive Kimball Automotive Growth 44% of Revenue* AUTOMOTIVE CAGR 2014-2018 2QFY19 TTM Growth • Electronic Power Steering • Anti-Lock Brakes 14% 15% • Occupant Safety • Telematics Market Growth Representative Customers CAGR 2012-2017** CAGR 2017-2022** 5.9% 8.3% 1 in 5 light vehicles have a Kimball Part *As a % of FY2018 total revenue KIMBALL ELECTRONICS ** THE WORLDWIDE ELECTRONICS MANUFACTURING SERVICES MARKET – 2018 EDITION New Venture Research Corp . 14

KIMBALL ELECTRONICS (Nasdaq: KE) // Automotive Revenue Vs. Global Production 18% 16.8% 16% 13.3% 14.8% 14% 12% 10% 8% 6.0% 6% 4.8% 4% 1.8% 2.1% 2% 0% -1.0% -2% 2015 2016 2017 2018 KE Automotive Revenue Growth Change in global light vehicle production Key Drivers: Increasing Electronic Content Per Vehicle Taking Market Share *Source IHS **Represents calendar year revenue growth Global light vehicle production for calendar year 2018 KIMBALL ELECTRONICS 15

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value (Unaudited) End Markets with Secular Growth - Medical Kimball Medical Growth 29% of Revenue* CAGR 2014-2018 2QFY19 TTM Growth MEDICAL • Sleep Therapy and 11% 20% Respiratory Care • Patient Care and Monitoring • In Vitro Diagnostics • Drug Delivery Market Growth Representative Customers CAGR 2012-2017** CAGR 2017-2022** 5.1% 6.2% Medical Healthcare Healthcare *As a % of FY2018 total revenue KIMBALL ELECTRONICS ** THE WORLDWIDE ELECTRONICS MANUFACTURING SERVICES MARKET – 2018 EDITION New Venture Research Corp. 16

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value (Unaudited) End Markets with Secular Growth – Industrial 20% of Revenue* Kimball Industrial Growth INDUSTRIAL CAGR 2014-2018 2QFY19 TTM Growth • Climate Controls • Automation Controls • LED Lighting 3% 8% • Operator Interface Market Growth Representative Customers CAGR 2012-2017** CAGR 2017-2022** 2.5% 5.9% *As a % of FY2018 total revenue KIMBALL ELECTRONICS ** THE WORLDWIDE ELECTRONICS MANUFACTURING SERVICES MARKET – 2018 EDITION New Venture Research Corp. 17

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value Multifaceted Manufacturing Solutions Company Organic Growth Electronics Manufacturing Outsourced Manufacturing Services Services M&A Investments that Increase Customer Engagement Diversified Add manufacturing services for non-electronic Contract components Manufacturing Services Enhance profitability/return - Attractive margin and return profile Offer Turnkey Solutions & Package of Value Expand capabilities to manufacture, install, and service Automation, manufacturing systems Test & Measurement Greater strategic customer engagement – Engaged in the decision to build internally or contract, as well as the decision of “How to build it” Expanding Solution Set Solution Expanding Enhance profitability/return with businesses that include proprietary products, software, and services Leverage AT&M technologies across all market verticals – Create new revenue opportunities and improve manufacturing efficiencies/quality 18

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value Acquisition Strategy Primary Focus: Key Criteria To establish a global market leadership • New capabilities position as a premier AT&M provider • Alignment with four end-market strategy Secondary Focus: • New customer relationships and minimum • Medical focused Diversified Contract customer overlap Manufacturing Services • EPS accretive by the second year and ROIC • Opportunistic deals in key market verticals accretive by the third year GES Acquisition - Completed Oct 1, 2018 • First AT&M acquisition – Approximately $45 million in Cash, plus assumed liabilities* • Added capabilities - production processing, test equipment design, volume manufacturing, and global services for the semiconductor, electronics, and life sciences industries • Expected to add 4% to 6% to revenue in FY2019 • Expected to be neutral to slightly accretive to earnings per share in FY2019 KIMBALL ELECTRONICS *Purchase price is not considered final which is subject to working capital adjustments 19

KIMBALL ELECTRONICS (Nasdaq: KE) // Creating Shareholder Value ROIC Measured Over Multiple Years As new programs mature, volumes ramp and cost efficiencies are gained Increased launch activity in recent years has put near term pressure on profitability/returns ROIC measured over multiple years Programs are mostly single sourced Program Life-Cycle Initial investments volume ramp and Efficiencies from Efficiencies offset by End of sourcing & process utilization pricing pressure product life improvement improves Profitability Time (3 to 10 years) KIMBALL ELECTRONICS 20

KIMBALL ELECTRONICS (Nasdaq: KE) // Financial Review Revenue Growth, Margin Expansion, and Strong Financial Profile KIMBALL ELECTRONICS 21

KIMBALL ELECTRONICS (Nasdaq: KE) // Financial Targets 8% 4.5% 12.5% Revenue Growth Operating Margin ROIC KIMBALL ELECTRONICS 22

KIMBALL ELECTRONICS (Nasdaq: KE) // (Unaudited) Revenue Performance Target 8% - Achieving above target growth rates 10% - CAGR FY2014 to FY2018 13% Growth TTM 2QFY19 (ended Dec. 31, 2018) $1,200 $1,100 $1,000 $900 $800 $700 $600 $500 $400 $300 FY16 FY17 FY18 TTM TTM 2Q18 2Q19 In $ millions KIMBALL ELECTRONICS 23

KIMBALL ELECTRONICS (Nasdaq: KE) // (Unaudited) Revenue Mix by Vertical Market 100% 2% 2% 1% 2% 6% 7% 7% 6% 90% 20% 80% 22% 22% 22% 70% 60% 29% 30% 28% 30% 50% 40% 30% 44% 20% 39% 41% 40% 10% 0% FY16 FY17 FY18 Q2FY19 Automotive Medical Industrial Public Safety Other KIMBALL ELECTRONICS 24

KIMBALL ELECTRONICS (Nasdaq: KE) // Profitability Trends (Unaudited) Adjusted Operating Income/Margin* Target 4.5% Operating Margin Expect improvement from ramping utilization of greenfield plant in Romania and maturity of new programs $45 4.2% 3.9% 4.5% 3.8% 3.6% $40 3.5% 4.0% $35 3.5% $30 3.0% $25 2.5% $20 2.0% $15 1.5% $10 1.0% $5 0.5% $0 0.0% FY16 FY17 FY18 TTM 2Q18 TTM 2Q19 In $ millions *Adjusted Operating Income and Margin are Non-GAAP terms. A reconciliation is provided in the appendix of this presentation. Prior period amounts have been restated to reflect the retrospective adoption of new accounting guidance KIMBALL ELECTRONICS 25 on improving the presentation of net periodic pension cost and net periodic postretirement benefit cost.

KIMBALL ELECTRONICS (Nasdaq: KE) // Profitability Trends (Unaudited) Adjusted EBITDA/Margin* Expect improvement from ramping utilization of greenfield plant in Romania and maturity of new programs $80 8.0% 7.0% 6.7% $70 6.7% 6.1% 7.0% 5.7% $60 6.0% 5.0% $50 4.0% $40 3.0% $30 2.0% $20 1.0% $10 0.0% FY16 FY17 FY18 TTM 2Q18 TTM 2Q19 In $ millions * Adjusted EBITDA and Margin are Non-GAAP terms. A reconciliation is provided in the appendix of this presentation. KIMBALL ELECTRONICS 26

KIMBALL ELECTRONICS (Nasdaq: KE) // (Unaudited) Capital Expenditures and D&A Significant capex spending to fuel multi-year organic growth and expansion in ROIC • DCMS • Romanian Plant FY2015 to FY2017 - $40 million+ investment in excess of D&A spent on Growth 14.0 12.0 10.0 8.0 6.0 4.0 2.0 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 In $ millions D&A Total Capex KIMBALL ELECTRONICS 27

KIMBALL ELECTRONICS (Nasdaq: KE) // (Unaudited) Target ROIC 12.5% Significant capex spending to fuel multi-year organic growth and expansion in ROIC • DCMS • Romanian Plant FY2015 to FY2017 - $40 million+ investment in excess of D&A spent on Growth 14.0% 12.0% 10.3% 10.1% 9.8% 10.0% 8.9% 8.9% 8.0% 6.0% 4.0% 2.0% 0.0% FY16 FY17 FY18 TTM TTM Q2FY18 Q2FY19 * ROIC is a Non-GAAP term. A reconciliation is provided in the appendix of this presentation. KIMBALL ELECTRONICS Prior period amounts have been restated to reflect the retrospective adoption of new accounting guidance on 28 improving the presentation of net periodic pension cost and net periodic postretirement benefit cost.

KIMBALL ELECTRONICS (Nasdaq: KE) // (Unaudited) Capital Allocation Reinvest in the business – Significant capex spending of approximately $30 million/year to multi-year organic growth and expansion in ROIC Acquisitions - $50+ million of acquisitions over past four years. Going forward M&A will play an important role in strategic direction of the firm. Share Repurchase – $63.2 million of common stock repurchases representing more than 10% of outstanding shares through December 31, 2018 at an average price of $14.97/share $80 $70 $60 $50 $40 $30 $20 $10 $0 In $ millions FY15 FY16 FY17 FY18 FYTD'19 KIMBALL ELECTRONICS 29

KIMBALL ELECTRONICS (Nasdaq: KE) // (Unaudited) Strong Balance Sheet Ample Liquidity for Growth $36M in Cash* $137 million in total liquidity* $150M credit facility, with option to increase to $225 million 1.3 million square feet of owned manufacturing space Consistent Working Capital Management** DSO – 58 to 62 days Inventory Turns – 4x to 6x per year Cash Conversion Cycle – 60 to 76 days * As of Dec. 31, 2018 ** Range as reported for quarters ending Dec. 31 2017 and Dec. 31, 2018 KIMBALL ELECTRONICS 30

KIMBALL ELECTRONICS (Nasdaq: KE) // (Unaudited) Growing Book Value Growth in Tangible Book Value Per Share/ Adjusted Earnings Per Share* $13 $12 $1.28 $1.12 $11 EPS $0.77 Book Value $10 $0.97 $9 $8 $7 $6 FY15 FY16 FY17 FY18 * Adjusted Earnings Per Share and Tangible Book Value are Non-GAAP terms. A reconciliation is provided in the appendix of this presentation. KIMBALL ELECTRONICS 31

KIMBALL ELECTRONICS (Nasdaq: KE) // Why Invest? Expect high single-digit revenue • Utilization rates increase growth Opportunities Above Average to Expand • New customer programs • Focus on secular growth trends mature Revenue • Positive outsourcing trends Profitability Growth • Contribution from new • Market share gains and Returns strategic investments Significant barriers to entry • 10 year+ relationships with • Focus in areas that require Sustainable 77% (as a % of revenue) of complexity, regulatory approval, Predictable & customers* Competitive and durable electronics Recurring • 3 to 10 year typical program Advantage • Sustainable long-term customer Revenue life relationships Track record of disciplined capital allocation decisions Strong • Investment focus on ROIC Balance • Repurchased >10% of outstanding shares Sheet • $36 million in cash… $137 million in total liquidity** • $150 million Credit Facility, with option to increase to $225 million * Six Months Ended December 31, 2018 KIMBALL ELECTRONICS 32 ** As of December 31, 2018

QUESTIONS KIMBALL ELECTRONICS 33

KIMBALL ELECTRONICS (Nasdaq: KE) //

(Unaudited)

Reconciliation of Non-GAAP Results

(In Millions)	FY16	FY17	FY18	TTM 2Q18	TTM 2Q19
Revenue, as reported	$ 842	$ 931	$ 1,072	$ 986	$ 1,110
Operating Income (GAAP)	$ 29.518	$ 42.780	$ 42.038	$ 37.515	$ 39.640
Add: Spin-off Expenses	0.137	-	-	-	-
Less: Lawsuit Proceeds	-	4.005	-	-	0.092
Adjusted Operating Income (non-GAAP)	$ 29.655	$ 38.775	$ 42.038	$ 37.515	$ 39.548
Adjusted Operating Margin (non-GAAP)	3.5%	4.2%	3.9%	3.8%	3.6%
Revenue, as reported	$842	$931	$1,072	$986	$1,110
Net Income (GAAP)	$ 22.287	$ 34.179	$ 16.752	$ 16.378	$ 28.803
Add: Spin-off Costs	0.085	-	-	-	-
Add: Tax Adj. from Tax Reform	-	-	17.859	16.580	1.028
Less: Lawsuit Proceeds	-	2.499	-	-	0.070
Less: Bargain Purchase Gain	-	0.925	-	-	-
Adjusted Net Income (non-GAAP)	$ 22.372	$ 30.755	$ 34.611	$ 32.958	$ 29.761
Adjusted Net Income Margin (non-GAAP)	2.7%	3.3%	3.2%	3.3%	2.7%
Revenue, as reported	$842	$931	$1,072	$986	$1,110
Adjusted Net Income (non-GAAP)	$ 22.372	$ 30.755	$ 34.611	$ 32.958	$ 29.761
Add Interest, net	0.001	0.207	0.454	0.338	1.717
Add Depreciation & Amortization	19.869	23.904	26.376	25.230	27.628
Add Taxes	5.689	10.076	10.164	7.906	8.598
Adjusted EBITDA (non-GAAP)	$ 47.931	$ 64.942	$ 71.605	$ 66.432	$ 67.704
Adjusted EBITDA Margin (non-GAAP)	5.7%	7.0%	6.7%	6.7%	6.1%

* Prior period amounts have been restated to reflect the retrospective adoption of new accounting guidance on improving the presentation of net periodic pension cost and net periodic postretirement benefit cost.

KIMBALL ELECTRONICS

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KIMBALL ELECTRONICS (Nasdaq: KE) // (Unaudited) Reconciliation of Non-GAAP Results (In Millions, except per share data) FY16 FY17 FY18 Shareholders Equity, as reported $ 324.369 $ 342.272 $ 355.527 Goodwill & Intangibles $ 10.784 $ 10.772 $ 10.566 Tangible Book Value $ 313.585 $ 331.500 $ 344.961 Average Shares Outstanding (Dilluted) 29.176 27.530 27.007 Tangible BV/Share $ 10.75 $ 12.04 $ 12.77 Diluted Earnings per Share, as reported $ 0.76 $ 1.24 $ 0.62 Add: Tax Adj. from Tax Reform - - 0.66 Add: Impact of Spin-off Expenses 0.01 - - Less: Impact of Settlement Proceeds from Lawsuits - 0.09 - Less: Bargain Purchase Gain - 0.03 - Adjusted Diluted Earnings per Share $ 0.77 $ 1.12 $ 1.28 KIMBALL ELECTRONICS 35

KIMBALL ELECTRONICS (Nasdaq: KE) // (Unaudited) Reconciliation of Non-GAAP Results (In Thousands) 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 Operating Income (GAAP) (TTM) $ 35,381 $ 40,671 $ 43,115 $ 42,780 $ 39,568 $ 37,515 $ 39,177 $ 42,038 $ 39,547 $ 39,640 Less: Lawsuit Proceeds (TTM) $ 4,005 $ 4,005 $ 4,005 $ 4,005 $ - $ - $ - $ - $ 92 $ 92 Adjusted Operating Income (non-GAAP) (TTM) $ 31,376 $ 36,666 $ 39,110 $ 38,775 $ 39,568 $ 37,515 $ 39,177 $ 42,038 $ 39,455 $ 39,548 Tax Effect $6,232 $8,003 $9,845 $8,627 $8,723 $7,269 $7,642 $9,715 $9,152 $8,982 After Tax Adj. Operating Income (TTM) $ 25,144 $ 28,663 $ 29,265 $ 30,148 $ 30,845 $ 30,246 $ 31,535 $ 32,323 $ 30,303 $ 30,566 Average Invested Capital * $271,587 $277,291 $285,547 $293,516 $302,721 $308,339 $315,751 $319,074 $326,168 $342,408 ROIC 9.3% 10.3% 10.2% 10.3% 10.2% 9.8% 10.0% 10.1% 9.3% 8.9% * Average Invested Capital is computed using Share Owners’ equity plus current and non-current debt less cash and cash equivalents averaged for the last five quarters. Prior period amounts have been restated to reflect the retrospective KIMBALL ELECTRONICS adoption of new accounting guidance on improving the presentation of net periodic pension cost and net periodic 36 postretirement benefit cost.

KIMBALL ELECTRONICS (Nasdaq: KE) // (Unaudited) Reconciliation of Non-GAAP Results (In Thousands) FY16 FY17 FY18 TTM 2Q18 TTM 2Q19 Operating Income (GAAP) $ 29,518 $ 42,780 $ 42,038 $ 37,515 $ 39,640 Add: Spin-off Expenses $ 137 $ - $ - $ - $ - Less: Lawsuit Proceeds $ - $ 4,005 $ - $ - $ 92 Adjusted Operating Income (non-GAAP) $ 29,655 $ 38,775 $ 42,038 $ 37,515 $ 39,548 Tax Effect $ 6,267 $ 8,627 $ 9,715 $ 7,269 $ 8,982 After Tax Adj. Operating Income $ 23,388 $ 30,148 $ 32,323 $ 30,246 $ 30,566 Average Invested Capital * $ 263,371 $ 293,516 $ 319,074 $ 308,339 $ 342,408 ROIC 8.9% 10.3% 10.1% 9.8% 8.9% * Average Invested Capital is computed using Share Owners’ equity plus current and non-current debt less cash and cash equivalents averaged for the last five quarters. Prior period amounts have been restated to reflect the retrospective KIMBALL ELECTRONICS adoption of new accounting guidance on improving the presentation of net periodic pension cost and net periodic 37 postretirement benefit cost.